UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 14, 2015
(Date of earliest event reported)

Wells Fargo Commercial Mortgage Trust 2015-NXS1

(Exact name of issuing entity)

Natixis Real Estate Capital LLC
Wells Fargo Bank, National Association

(Exact name of sponsor as specified in its charter)

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact name of registrant as specified in its charter)

North Carolina	333-195164-07	56-1643598
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

301 South College Street
Charlotte, North Carolina		28288-1066
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(704) 374-6161

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 29, 2015, Wells Fargo Commercial Mortgage Securities, Inc. (the “Depositor”) caused the issuance of the Wells Fargo Commercial Mortgage Trust 2015-NXS1, Commercial Mortgage Pass-Through Certificates, Series 2015-NXS1 (the “Certificates”), pursuant to a pooling and servicing agreement, dated as of April 1, 2015 (the “Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Trimont Real Estate Advisors, Inc., as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, tax administrator and custodian, and Wilmington Trust, National Association, as trustee. Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement, which was previously filed as Exhibit 4.1 to the Current Report on Form 8-K filed on April 29, 2015, with respect to the Issuing Entity.

The Certificates represent, in the aggregate, the entire beneficial ownership in Wells Fargo Commercial Mortgage Trust 2015-NXS1 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 68 commercial and multifamily mortgage loans (the “Mortgage Loans”).

The Mortgage Loan identified as “Gateway Portfolio” on Schedule I to the Pooling and Servicing Agreement (the “Gateway Portfolio Mortgage Loan”), which is an asset of the Issuing Entity, is part of a loan combination (the “Gateway Portfolio Loan Combination”) that includes the Gateway Portfolio Mortgage Loan and one other pari passu loan which is not an asset of the Issuing Entity (the “Gateway Portfolio Companion Loan”).

The Gateway Portfolio Companion Loan was included in the securitization trust created on July 14, 2015 pursuant to a pooling and servicing agreement (the “COMM 2015-PC1 Pooling and Servicing Agreement”), dated as of July 1, 2015, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor, relating to the COMM 2015-PC1 Mortgage Trust Commercial Mortgage Pass-Through Certificates. An execution copy of the COMM 2015-PC1 Pooling and Servicing Agreement is attached hereto as Exhibit 1.1.

Pursuant to the Pooling and Servicing Agreement, upon the execution and delivery of the COMM 2015-PC1 Pooling and Servicing Agreement, the Gateway Portfolio Loan Combination became a Non-Serviced Loan Combination, the Gateway Portfolio Mortgage Loan became a Non-Trust-Serviced Pooled Mortgage Loan, and the servicing of the Gateway Portfolio Loan Combination became governed by the COMM 2015-PC1 Pooling and Servicing Agreement and the related Intercreditor Agreement.

As disclosed in the Prospectus Supplement filed by the Issuing Entity pursuant to Rule 424(b)(5) with respect to the Certificates on April 29, 2015 (the “Prospectus Supplement”), the terms and conditions of the COMM 2015-PC1 Pooling and Servicing Agreement applicable to the servicing of the Gateway Portfolio Mortgage Loan are substantially similar (but not necessarily identical) to the terms and conditions of the Pooling and Servicing Agreement, as described under “Servicing of the Mortgage Loans and Administration of the Trust Fund” in the Prospectus Supplement, applicable to the servicing of the other Mortgage Loans.

The Mortgage Loan identified as “100 West 57th Street” on Schedule I to the Pooling and Servicing Agreement (the “100 West 57th Street Mortgage Loan”), which is an asset of the Issuing Entity, is part of a loan combination (the “100 West 57th Street Loan Combination”) that includes the 100 West 57th Street Mortgage Loan and three other pari passu loans which are not assets of the Issuing Entity (the “100 West 57th Street Companion Loans”), including Note A-1 (the “100 West 57th Street Controlling Companion Loan”).

The 100 West 57th Street Controlling Companion Loan was included in the securitization trust created on July 14, 2015 pursuant to a pooling and servicing agreement (the “WFCM 2015-NXS2 Pooling and Servicing Agreement”), dated as of July 1, 2015, among the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, tax administrator and custodian, and Wilmington Trust, National Association, as trustee, relating to the Wells Fargo Commercial Mortgage Trust 2015-NXS2, Commercial Mortgage Pass-Through Certificates, Series 2015-NXS2. An execution copy of the WFCM 2015-NXS2 Pooling and Servicing Agreement is attached hereto as Exhibit 1.2.

Pursuant to the Pooling and Servicing Agreement, upon the execution and delivery of the WFCM 2015-NXS2 Pooling and Servicing Agreement, the servicing of the 100 West 57th Street Loan Combination became governed by the WFCM 2015-NXS2 Pooling and Servicing Agreement and the related Intercreditor Agreement.

As disclosed in the Prospectus Supplement, the terms and conditions of the WFCM 2015-NXS2 Pooling and Servicing Agreement applicable to the servicing of the 100 West 57th Street Mortgage Loan are substantially similar (but not necessarily identical) to the terms and conditions of the Pooling and Servicing Agreement, as described under “Servicing of the Mortgage Loans and Administration of the Trust Fund” in the Prospectus Supplement, applicable to the servicing of the other Mortgage Loans.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

Exhibit 1.1	Pooling and Servicing Agreement, dated as of July 1, 2015, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.
Exhibit 1.2	Pooling and Servicing Agreement, dated as of July 1, 2015, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, tax administrator and custodian, and Wilmington Trust, National Association, as trustee.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 14, 2015	WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.
(Registrant)

	By:	/s/ Anthony Sfarra
Name: Anthony Sfarra Title: President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Pooling and Servicing Agreement, dated as of July 1, 2015, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.	(E)

1.2	Pooling and Servicing Agreement, dated as of July 1, 2015, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, tax administrator and custodian, and Wilmington Trust, National Association, as trustee.	(E)